UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-4870

GENERAL NEW YORK MUNICIPAL MONEY MARKET FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	11/30/04

SSL-DOCS2 70128344v14

FORM N-CSR
Item 1.	Reports to Stockholders.

General New York
Municipal Money
Market Fund

ANNUAL REPORT November 30, 2004

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
18	Notes to Financial Statements
24	Report of Independent Registered
Public Accounting Firm
25	Important Tax Information
26	Board Members Information
28	Officers of the Fund
FOR MORE INFORMATION

Back Cover

General New York
Municipal Money Market Fund

The	Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for General New York Municipal Money Market Fund, covering the 12-month period from December 1, 2003, through November 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Joseph Irace.

Although the U.S. economy recently has alternated between signs of weakness and strength, the Federal Reserve Board has raised short-term interest rates four times since June 2004.This shift in monetary policy represents the first increases in short-term rates in more than four years, and many analysts believe that additional increases may follow in 2005. As a result, tax-exempt money market yields have begun to rise from the historically low levels of the past few years.

At times such as these, when market conditions are in a period of transition, we believe it is especially important for investors to stay in close touch with their financial advisors.Your financial advisor can help you rebalance your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did General New York Municipal Money Market Fund perform during the period?

For the 12-month period ended November 30, 2004, the fund produced yields of 0.52% for Class A shares and 0.22% for Class B shares.Taking into account the effects of compounding, the fund also produced effective yields of 0.52% and 0.22% for Class A and Class B shares, respectively.1

We attribute the fund’s returns to low short-term interest rates. However, money market yields began to rise in the spring of 2004, and tax-exempt money market yields ended the reporting period at their highest levels in approximately two years.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal, New York state and New York city personal income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity.

In pursuing this objective, we employ two primary strategies. First, we normally attempt to add value by constructing a diverse portfolio of high-quality, tax-exempt money market instruments that provide income exempt from federal, New York state and New York city personal income taxes. Second, we actively manage the fund’s average maturity in anticipation of what we believe are supply-and-demand changes in the short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which could enable us to take advantage of opportunities when short-term supply increases. Yields generally tend to rise when there is an increase in new-issue supply competing for investor interest. New securities, which are generally issued with maturities in the one-year range, may in turn lengthen

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

the fund’s average maturity. If we anticipate limited new-issue supply, we may then look to extend the fund’s average maturity to maintain then-current yields for as long as we believe practical. In addition, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund’s performance?

Money market yields remained anchored by the 1% federal funds rate during the first several months of the reporting period as inflationary pressures appeared to remain low and the Federal Reserve Board (the “Fed”) reiterated that it could be “patient” before raising short-term interest rates. In April 2004, however, money market yields began to climb when higher energy prices and stronger-than-expected job growth fueled investors’ concerns that inflationary pressures might be rising. Indeed, between June and November 2004, the Fed increased its target for the overnight federal funds rate four times, driving the federal funds rate from 1% to 2%.

As the national economy improved, so did the fiscal condition of many states and municipalities, including the state and city of New York. As a result, state and local governments had less need to borrow, and the supply of newly issued securities dropped compared to the same period one year earlier. Responding to the state’s improved fiscal condition, one of the major bond rating agencies upgraded its credit rating for New York’s longer-term bonds.These factors put downward pressure on tax-exempt money market yields.

In this market environment, we continued to invest in high-quality money market securities from New York issuers.Although early in the reporting period we maintained the fund’s weighted average maturity in a range we considered longer than industry averages, we reduced the fund’s weighted average maturity in the spring, when investors began to anticipate higher interest rates.This change was designed to maintain the flexibility we need to capture higher yields as they become available.

4

During the second half of the reporting period, we generally maintained this defensive positioning, focusing primarily on securities with maturities of approximately six months or less, including variable-rate demand notes on which yields are reset weekly. In addition, we attempted to “ladder” the fund’s holdings of municipal notes and commercial paper so that securities would mature at regular intervals through the first nine months of 2005.This strategy was designed to ensure liquidity and guard against the possibility that a disproportionate amount of securities may mature during a time of unusually low reinvestment rates.

What is the fund’s current strategy?

As of the end of the reporting period, demand for municipal securities with shorter maturities remained strong as investors proved reluctant to purchase securities with one year maturities in a rising interest-rate environment. Strong demand, coupled with a reduced supply of newly issued securities, helped keep tax-exempt yields relatively low at the shorter end of the money market maturity spectrum and generally higher yields at the longer end. In an effort to capture higher yields, we recently began to gradually increase the fund’s holdings of municipal notes and commercial paper with maturities in the six-month range, and the fund’s weighted average maturity ended the reporting period in a position that was roughly in line with industry averages.

December 15, 2004
[1]	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors.An investment in the fund is not insured or guaranteed by the
FDIC or any other government agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.The yield provided for the fund’s Class B shares reflects the absorption of fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s Class B shares would have produced a yield of 0.10% and an effective yield of 0.10%.

The Fund

5

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in General New York Municipal Money Market Fund from June 1, 2004 to November 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2004
	Class A	Class B

Expenses paid per $1,000 †	$ 3.31	$ 5.00
Ending value (after expenses)	$1,003.30	$1,001.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2004
	Class A	Class B

Expenses paid per $1,000 †	$ 3.34	$ 5.05
Ending value (after expenses)	$1,021.70	$1,020.00

† Expenses are equal to the fund’s annualized expense ratio of .66% for Class A and 1.00% for Class B; multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS November 30, 2004
	Principal
Tax Exempt Investments—99.1%	Amount ($)		Value ($)

Albany Industrial Development Agency, Civic Facility
Revenue, VRDN:
Refunding (Albany Institution History)
1.77% (LOC; Key Bank)	2,075,000	[a]	2,075,000
(Renaissance Corp. Albany Project)
1.75% (LOC; M&T Bank)	3,425,000	[a]	3,425,000
Allegany-Limestone Central School District
GO Notes, BAN 2.75%, 6/24/2005	5,200,000		5,228,689
Cattaraugus County, GO Notes
Refunding, Public Improvement
3%, 6/1/2005 (Insured; MBIA)	1,060,000		1,065,503
Dobbs Ferry Union Free School District
GO Notes, TAN 2.75%, 2/15/2005	2,800,000		2,808,034
Dutchess County Industrial Development Agency
Civic Facility Revenue, VRDN (Marist College
Civic Facility) 1.67% (LOC; Key Bank)	6,625,000	[a]	6,625,000
Erie County Industrial Development Agency
VRDN:
Civic Facility Revenue:
(Hauptman-Woodward Project)
1.73% (LOC; Key Bank)	2,400,000	[a]	2,400,000
(Multi-Mode-UPC Association)
1.73% (LOC; Key Bank)	5,275,000	[a]	5,275,000
(People Inc. Project)
1.73% (LOC; Key Bank)	3,180,000	[a]	3,180,000
IDR, MMARS 3rd Program-B&G Properties
1.85% (LOC; HSBC Bank USA)	1,315,000	[a]	1,315,000
Islip Industrial Development Agency, IDR
VRDN (Brentwood Distribution Co.
Facility) 1.70% (LOC; Bank of America)	1,000,000	[a]	1,000,000
Liverpool Central School District, GO Notes
3.25%, 4/1/2005 (Insured; FSA)	750,000		755,350
Metropolitan Transportation Authority
Transportation Revenue, CP:
1.20%, 12/9/2004 (LOC; ABN-AMRO)	5,600,000		5,600,000
1.27%, 12/9/2004 (LOC; ABN-AMRO)	10,000,000		10,000,000
1.46%, 1/13/2005 (LOC; ABN-AMRO)	6,400,000		6,400,000
1.88%, 3/9/2005 (LOC; ABN-AMRO)	3,500,000		3,500,000
1.88%, 4/11/2005 (LOC; ABN-AMRO)	5,000,000		5,000,000

The Fund

7

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Monroe County Industrial Development Agency
VRDN:
Civic Facility Revenue:
(Heritage Christian Home Project)
1.73% (LOC; Key Bank)	3,165,000	[a]	3,165,000
(YMCA of Greater Rochester)
1.73% (LOC; M&T Bank)	2,770,000	[a]	2,770,000
College and University Revenue
(Monroe Community College) 1.75%
(LOC; M&T Bank)	3,500,000	[a]	3,500,000
IDR (Jamestown Continental)
1.85% (LOC; HSBC Bank USA)	1,075,000	[a]	1,075,000
LR (Robert Weslayan)
1.75% (LOC; M&T Bank)	2,905,000	[a]	2,905,000
Monroe Tobacco Asset Securitization Corporation
Tobacco Settlement Revenue, VRDN 1.78%
(Liquidity Facility; WestLB AG)	6,700,000	[a]	6,700,000
Montgomery Otsego Schoharie Counties Solid
Waste Management Authority, RRR, Refunding
2.50%, 1/1/2005 (Insured; MBIA)	1,350,000		1,351,310
Mount Pleasant Central School District
GO Notes, BAN 3%, 5/27/2005	3,500,000		3,524,478
Nassau County Tobacco Settlement Corporation
Tobacco Settlement Revenue, VRDN
1.78% (Liquidity Facility; Merrill Lynch)	5,000,000	[a]	5,000,000
New York City:
CP 1.43%, 12/9/2004 (Insured; MBIA and Liquidity
Facility; Landesbank Hessen-Thuringen Girozentrale)	7,500,000		7,500,000
GO Notes:
5%, 8/1/2005	2,000,000		2,043,294
VRDN 1.74% (Liquidity Facility; Merrill Lynch)	9,320,000	[a]	9,320,000
New York City Housing Development Corporation
Multi-Family Rental Housing Revenue, VRDN:
(Carnegie Park) 1.63% (Insured; FNMA)	15,000,000	[a]	15,000,000
(Monterey) 1.63% (Insured; FNMA)	18,000,000	[a]	18,000,000
New York City Industrial Development Agency
VRDN:
Civic Facility Revenue
(Brooklyn United Methodist Project)
1.67% (LOC; The Bank of New York)	2,900,000	[a]	2,900,000
IDR (Allway Tools Inc. Additional Project)
1.72% (LOC; Citibank)	2,130,000	[a]	2,130,000

8

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

New York City Municipal Water Finance Authority
Water and Sewer Revenue, CP 1.88%, 3/3/2005
(LOC: Landesbank Baden Wuerttemberg and Helaba Bank)	7,000,000		7,000,000
New York Counties Tobacco Trust II, Tobacco Settlement
Revenue, VRDN 1.78% (Liquidity Facility; Merrill Lynch)	5,215,000	[a]	5,215,000
New York State Dormitory Authority:
Income Tax Revenue (State Personal Income Tax):
2%, 12/15/2004	1,070,000		1,070,405
4%, 3/15/2005	1,555,000		1,567,407
Revenues, VRDN:
1.74% (Liquidity Facility; Merrill Lynch)	9,335,000	[a]	9,335,000
New York State Housing Finance Agency
Revenue, VRDN:
(400 3rd Avenue Apartments)
1.72% (LOC; Key Bank)	5,500,000	[a]	5,500,000
(Sea Park West Housing) 1.70% (Insured;
FHLMC and Liquidity Facility; FHLMC)	3,850,000	[a]	3,850,000
New York State Thruway Authority Highway
and Bridge Trust Fund, Revenue
5.25%, 4/1/2005 (Insured; AMBAC)	2,000,000		2,026,934
Northport-East Northport Union Free School
District, GO Notes 4%, 4/1/2005 (Insured; MBIA)	955,000		963,456
Oneida County Industrial Development Agency
IDR, VRDN (CMB Oriskany)
1.82% (LOC; The Bank of New York)	2,210,000	[a]	2,210,000
Oneida School District, GO Notes, BAN
1.75%, 2/4/2005	4,000,000		4,004,210
Port Authority of New York and New Jersey
Special Obligation Revenue, Versatile:
Structure Obligation, VRDN:
1.66% (Liquidity Facility; Bank of Nova Scotia)	23,200,000	[a]	23,200,000
1.66% (Liquidity Facility; Landesbank
Hessen-Thuringen Girozentrale)	19,400,000	[a]	19,400,000
Transportation Revenue, CP
1.20%, 12/8/2004 (Liquidity Facility:
Bank of Nova Scotia, JPMorgan Chase
Bank and Lloyds TSB Bank)	8,500,000		8,500,000
Poughkeepsie Industrial Development Agency
Senior Living Facility Revenue, VRDN
(Manor at Woodside Project) 1.72%
(LOC; The Bank of New York)	5,000,000	[a]	5,000,000

The Fund

9

S T A T E M E N T O F I N V E S T M E N T S (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Poughkeepsie School District, GO Notes
BAN 2%, 5/6/2005	7,000,000		7,019,177
Rensselaer County Industrial Development Agency
Senior Housing Revenue, VRDN (Brunswick
Senior Housing Project) 1.70% (LOC; FHLB)	4,800,000	[a]	4,800,000
Rockland County, GO Notes, TAN
2%, 3/24/2005	3,000,000		3,004,699
Saint Lawrence County Industrial Development
Agency, VRDN:
Civic Facility Revenue (Canton-Potsdam
Hospital Project) 1.70% (LOC; Key Bank)	5,808,000	[a]	5,808,000
IDR (Newspapers Corp.) 1.80% (LOC; Key Bank)	2,435,000	[a]	2,435,000
Schenectady County Industrial Development
Agency, Civic Facility Revenue, VRDN
(Sunnyview Hospital and Rehabilitation Center)
1.68% (LOC; Key Bank)	4,000,000	[a]	4,000,000
Southeast Industrial Development Agency, IDR
VRDN (Unilock New York Inc. Project)
1.83% (LOC; Bank One)	2,000,000	[a]	2,000,000
Suffolk County, GO Notes, Refunding, Public
Improvement 3.50%, 4/1/2005 (Insured; MBIA)	1,250,000		1,259,437
Suffolk County Industrial Development Agency
IDR (Belmont Villas LLC Facility)
VRDN 1.67% (Insured; FNMA)	6,255,000	[a]	6,255,000
Syracuse Industrial Development Agency
Civic Facility Revenue, Refunding, VRDN
(Crouse Health Hospital) 1.75%
(LOC; M&T Bank)	4,000,000	[a]	4,000,000
Ulster County Industrial Development Agency
IDR, VRDN (Kingston Block and Masonry)
1.82% (LOC; The Bank of New York)	3,290,000	[a]	3,290,000
Wappinger, GO Notes, BAN 2%, 4/29/2005	3,520,000		3,531,352
Warren and Washington Counties Industrial
Development Agency
IDR, VRDN (Angiodynamics Project)
1.80% (LOC; Key Bank)	3,180,000	[a]	3,180,000

10

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Westchester County Industrial Development
Agency, Civic Facility Revenue, VRDN:
Refunding (Rye Country Day School Project)
1.68% (LOC; Allied Irish Banks)	5,000,000	[a]	5,000,000
(Young Women’s Christian Association)
1.67% (LOC; The Bank of New York)	4,495,000	[a]	4,495,000
Yonkers Industrial Development Agency
IDR, VRDN (104 Ashburton Avenue LLC)
1.72% (LOC; Key Bank)	3,025,000	[a]	3,025,000

Total Investments (cost $314,481,735)	99.1%		314,481,735
Cash and Receivables (Net)	.9%		2,852,387
Net Assets	100.0%		317,334,122

The Fund

11

S T A T E M E N T O F I N V E S T M E N T S (continued)

Summary of Abbreviations

AMBAC	American Municipal Bond	GO	General Obligation
	Assurance Corporation	IDR	Industrial Development Revenue
BAN	Bond Anticipation Notes	LOC	Letter of Credit
CP	Commercial Paper	LR	Lease Revenue
FHLB	Federal Home Loan Bank	MBIA	Municipal Bond Investors
FHLMC	Federal Home Loan Mortgage		Assurance Insurance
	Corporation		Corporation
FNMA	Federal National Mortgage	RRR	Resource Recovery Revenue
	Association	TAN	Tan Anticipation Notes
FSA	Financial Security Assurance	VRDN	Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s	Value (%) †

F1+, F1	VMIG1, MIG1, P1	SP1+, SP1, A1+, A1 76.4
AAA, AA, A [b]	Aaa, Aa, A [b]	AAA, AA, A [b]	3.8
Not Rated [c]	Not Rated [c]	Not Rated [c]	19.8
100.0

†	Based on total investments.
[a]	Securities payable on demand.Variable interest rate—subject to periodic change.
[b]	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
[c]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2004

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	314,481,735	314,481,735
Cash		2,130,858
Interest receivable		1,111,527
Prepaid expenses		30,093
		317,754,213

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(c)		153,146
Payable for shares of Beneficial Interest redeemed		198,074
Accrued expenses		68,871
		420,091

Net Assets ($)		317,334,122

Composition of Net Assets ($):
Paid-in capital		317,334,122

Net Assets ($)		317,334,122

Net Asset Value Per Share
	Class A	Class B

Net Assets ($)	291,725,244	25,608,878
Shares Outstanding	291,745,361	25,603,513

Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

The Fund

13

STATEMENT OF OPERATIONS Year Ended November 30, 2004
Investment Income ($):
Interest Income	4,011,157
Expenses:
Management fee—Note 2(a)	1,711,006
Shareholder servicing costs—Note 2(c)	457,216
Distribution and prospectus fees—Note 2(b)	66,743
Professional fees	44,581
Custodian fees	41,623
Registration fees	34,967
Trustees’ fees and expenses—Note 2(d)	12,209
Prospectus and shareholders’ reports	16,809
Miscellaneous	17,155
Total Expenses	2,402,309
Less—reduction in shareholder servicing costs
due to undertaking—Note 2(c)	(37,455)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(24,385)
Net Expenses	2,340,469

Investment Income—Net, representing Net Increase
in Net Assets Resulting from Operations	1,670,688

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,

	2004	2003

Operations ($):
Investment income—net	1,670,688	1,727,440
Net realized gain (loss) on investments	—	4,548
Net unrealized appreciation
(depreciation) on investments	—	(894)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,670,688	1,731,094

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(1,606,034)	(1,587,110)
Class B shares	(64,654)	(140,330)
Total Dividends	(1,670,688)	(1,727,440)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class A shares	647,011,754	697,761,544
Class B shares	93,383,745	108,658,083
Dividends reinvested:
Class A shares	1,560,218	1,536,857
Class B shares	64,598	139,668
Cost of shares redeemed:
Class A shares	(671,720,574)	(731,006,255)
Class B shares	(106,307,643)	(115,681,547)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(36,007,902)	(38,591,650)
Total Increase (Decrease) in Net Assets	(36,007,902)	(38,587,996)

Net Assets ($):
Beginning of Period	353,342,024	391,930,020
End of Period	317,334,122	353,342,024

See notes to financial statements.

The Fund

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended November 30,

Class A Shares	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.005	.005	.009	.024	.033
Distributions:
Dividends from investment income—net	(.005)	(.005)	(.009)	(.024)	(.033)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.52	.46	.86	2.40	3.36

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.66	.65	.66	.63	.67
Ratio of net expenses
to average net assets	.66	.65	.66	.63	.67
Ratio of net investment income
to average net assets	.52	.47	.86	2.35	3.31

Net Assets, end of period ($ X 1,000)	291,725	314,874	346,578	420,605	381,658

See notes to financial statements.
16

		Year Ended November 30,

Class B Shares	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.002	.003	.005	.020	.030
Distributions:
Dividends from investment income—net	(.002)	(.003)	(.005)	(.020)	(.030)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.22	.31	.52	2.03	3.05

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.08	1.07	1.06	1.05	1.06
Ratio of net expenses
to average net assets	.95	.80	1.00	.98	.98
Ratio of net investment income
to average net assets	.20	.32	.52	1.89	2.94

Net Assets, end of period ($ X 1,000)	25,609	38,468	45,352	41,580	36,056

See notes to financial statements.

The Fund

17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

General New York Municipal Money Market Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to maximize current income exempt from federal, New York state and New York city personal income taxes, to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A and Class B. Class A shares and Class B shares are identical except for the services offered to and the expenses borne by each class and certain voting rights. Class B shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the Act, and Class A shares and Class B shares are subject to a Shareholder Services Plan. In addition, Class B shares are charged directly for sub-accounting services provided by Service Agents (a securities dealer, financial institution or other industry professional) at an annual rate of .05% of the value of the average daily net assets of Class B shares. During the period ended November 30, 2004, sub-accounting service fees amounted to $16,408 for Class B shares and are included in shareholder servicing costs. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

18

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund’s Board of Trustees to represent the fair value of the fund’s investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a

The Fund

19

NOTES TO FINANCIAL STATEMENTS (continued)

more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At November 30, 2004, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2004 and November 30, 2003, were all tax exempt income.

At November 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear, such excess expense. During the period ended November 30, 2004, there was no expense reimbursement pursuant to the Agreement.

20

(b) Under the Distribution Plan with respect to Class B (“Class B Distribution Plan”), adopted pursuant to Rule 12b-1 under the Act, Class B shares bear directly the cost of preparing, printing and distributing prospectuses and statements of additional information and of implementing and operating the Class B Distribution Plan, such aggregate amount not to exceed in any fiscal year of the fund the greater of $100,000 or ..005 of 1% of the average daily net assets of Class B. In addition, Class B shares reimburse the Distributor for payments made to third parties for distributing Class B shares at an annual rate not to exceed .20 of 1% of the value of the average daily net assets of Class B shares. During the period ended November 30, 2004, Class B shares were charged $66,743 pursuant to the Class B Distribution Plan.

(c) Under the Shareholder Services Plan with respect to Class A (“Class A Shareholder Services Plan”), Class A shares reimburse the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of Class A shares for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2004, Class A shares were charged $219,400 pursuant to the Class A Shareholder Services Plan.

Under the Shareholder Services Plan with respect to Class B (“Class B Shareholder Services Plan”), Class B shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class B shares and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make pay-

The Fund

21

NOTES TO FINANCIAL STATEMENTS (continued)

ments to Service Agents in respect of their services. The Distributor determines the amounts to be paid to Service Agents.

The Manager had undertaken from December 1, 2003 through November 30, 2004 to reduce the expenses of Class B shares, if the aggregate expenses of Class B shares of the fund, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1% of the value of the average daily net assets of Class B shares. In addition, the Manager may at times, limit certain money market fund expenses in an effort to enhance yields of a fund, or a particular class of a fund, as applicable, because of low interest rates. The Manager limited fund expenses on the fund (Class B) to maintain a minimum yield of 10 basis points. Such expense limitations are voluntary, temporary and may be revised or terminated at anytime. During the period ended November 30, 2004, Class B shares were charged $82,042 of which $37,455 was reimbursed by the Manager.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2004, the fund was charged $75,331 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $131,758, Rule 12b-1 distribution plan fees $4,164, shareholder services plan fees $6,247 and transfer agency per account fees $12,670, which are offset against an expense reimbursement currently in effect in the amount of $1,693.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

22

NOTE 3—Legal Matters:

Two class actions have been filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13, 2004. While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund

23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
General New York Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of General New York Municipal Money Market Fund as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General New York Municipal Money Market Fund at November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 6, 2005

24

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 2004 as “exempt-interest dividends” (not subject to regular federal and, for individuals who are New York residents, New York state and New York city personal income taxes).

The Fund

25

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Azimuth Trust, an institutional asset management firm, Member of Board of Managers and Advisory Board

No. of Portfolios for which Board Member Serves: 186

———————

Clifford L. Alexander, Jr. (71) Board Member (1986)

Principal Occupation During Past 5 Years:
  President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
  Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)
Other Board Memberships and Affiliations:
  Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
  Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 65

———————

Peggy C. Davis (61) Board Member (1990)

Principal Occupation During Past 5 Years:
  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 26
26

Ernest Kafka (72) Board Member (1981)
Principal Occupation During Past 5 Years:
  Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
  Instructor,The New York Psychoanalytic Institute (1981-present)
  Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)
No. of Portfolios for which Board Member Serves: 26

———————
Nathan Leventhal (61) Board Member (1989)
Principal Occupation During Past 5 Years:

  A management consultant for various non-profit organizations (May 2004-present)
  Chairman of the Avery-Fischer Artist Program (November 1997-present)
  President of Lincoln Center for the Performing Arts, Inc. (March 1984-December 2000)
Other Board Memberships and Affiliations: • Movado Group, Inc., Director
No. of Portfolios for which Board Member Serves: 26

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

The Fund
27

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 93 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 93 investment companies (comprised of 186 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 94 investment companies (comprised of 202 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 202 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 12 investment companies (comprised of 23 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 94 investment companies (comprised of 202 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market Funds of the Manager, and an officer of 39 investment companies (comprised of 85 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1988.

28

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 94 investment companies (comprised of 202 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (94 investment companies, comprising 202 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 89 investment companies (comprised of 197 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Distributor since October 1998.

The Fund

29

For More Information

General New York Municipal
Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9263
Boston, MA 02205-8501

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $25,500 in 2003 and $26,775 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $-0- in 2003 and $-0- in 2004.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $125,000 in 2003 and $178,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,514 in 2003 and $2,674 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various

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financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $-0- in 2003 and $189 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $292,712 in 2003 and $653,655 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 9.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York,

SSL-DOCS2 70128344v14

New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11.	Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL NEW YORK MUNICIPAL MONEY MARKET FUND

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	February 4, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	February 4, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	February 4, 2005

EXHIBIT INDEX
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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